                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K
                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                               January 27, 2000
               ------------------------------------------------
               Date of Report (date of earliest event reported)

                          CUMETRIX DATA SYSTEMS CORP.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


     California                     001-14001                    95-4574138
   ---------------               ----------------            -------------------
   (State or other               (Commission File               (IRS Employer
   jurisdiction of                   Number)                 Identification No.)
   incorporation)



                          Cumetrix Data Systems Corp.
                               957 Lawson Street
                           Industry, California 91748
                                  (626) 965-6899
          -----------------------------------------------------------
          (Address including zip code and telephone number, including area code, of registrant's principal executive offices)

Item 4.  Changes In Registrant's Certifying Accountants

     On January 6, 2000, Cumetrix Data Systems Corp. engaged Singer, Lewak, Greenbaum & Goldstein, LLP ("Singer") as its certifying accountant. Management has not previously consulted with Singer on any accounting or financial reporting matter.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CUMETRIX DATA SYSTEMS CORP.


Date:  January 27, 2000                /s/ Herbert Tom
                                       -------------------------------
                                       Herbert Tom
                                       Chief Financial Officer

                                      -2-